SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

2590 Walnut Street #6, Denver, Colorado 80205

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 24, 2022, the Registrant dismissed Macias Gini & O’Connell (“MGO”) as its independent registered public accounting firm to audit the Registrant’s financial statements. MGO’s reports on the Registrant’s financial statements for the past two years, and any subsequent interim period through the date of dismissal, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to such disagreement in its report. The dismissal of MGO was approved by the Registrant’s board of directors. During the two most recent fiscal years, and any subsequent interim period through the date of dismissal, there have been no disagreements with MGO or certain other reportable events. Pursuant to Item 304(a)(3) of Reg. SK, prior to this filing the Registrant provided MGO with a copy of its disclosures and requested MGO to provide the Registrant with a letter addressed to the Commission indicating whether it agrees with the Registrant’s disclosures. Included herewith as an Exhibit is the letter the Registrant received from MGO.

(b) On June 24, 2022, the Registrant engaged Hudgens CPA, PLLC (“Hudgens”) as its principal accountant to audit the Registrant’s financial statements. During the Registrant’s two most recent fiscal years, and any subsequent interim period prior to engaging Hudgens, neither the Registrant nor anyone acting on its behalf consulted with Hudgens regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Hudgens on the Registrant’s financial statements; or (ii) any matter that was either the subject of any disagreement with the Registrant’s former independent auditor, MGO, or any reportable event with respect to MGO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Macias Gini & O’Connell dated June 30, 2022 regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 30, 2022

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Ellis Smith

Ellis Smith

Principal Executive Officer